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                                                                   EXHIBIT 23(a)



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 33-69554, 333-53296, 333-53296-01, 333-53296-02 and 333-53296-03 on Form S-3, of
TXU Electric Company, of our report dated February 1, 2001, appearing in this Annual Report on Form 10-K of TXU Electric Company for the year ended December 31, 2000.


/s/ DELOITTE & TOUCHE LLP

Dallas, Texas
March 5, 2001